CONSECO FUND GROUP
                                 CLASS A SHARES
                                   EQUITY FUND
                              ASSET ALLOCATION FUND
                                FIXED INCOME FUND
                      Supplement Dated January 13, 1998 to
                         Prospectus dated August 6, 1997

The section regarding the purchase of Class A shares is revised to reduce the minimum purchase amount from $500 to $250, and to change certain provisions regarding the sales charge for Class A shares. The section (pages 12-13) is revised to be read as follows:

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

        You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to the Conseco Fund Group, PO Box 8017, Boston, Massachusetts 02266-8017, a completed account application and a check payable to the appropriate Fund. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


        Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price, which is net asset value plus any applicable sales charge. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. If you purchase shares through a broker, dealer or other financial intermediary, that firm is responsible for forwarding payment promptly to the Transfer Agent. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


        The minimum initial investment by a shareholder is $250, and the minimum subsequent investment is $50. These requirements may be changed or waived at any time at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order. The offering price of Class A is the net asset value plus a varying sales charge, depending on the amount invested. The sales charge applicable to shares of Class A is determined as follows:


                                                       SALES CHARGE

                             As % of Public     As % of Net           Dealer Reallowance
                             Offering Price     Amount Invested       As % of Offering Price
                             --------------     ---------------       ----------------------

On purchases of:

    $250 - 50,000                  5.75%               6.10%                   5.00%

    $50,000 - 100,000              4.50%               4.71%                   3.75%

    $100,000 - 250,000             3.50%               3.63%                   2.75%

    $250,000 - 500,000             2.50%               2.56%                   2.00%

    Over $500,000                  None                 None                   1.00%


        The sales charge assessed upon the purchase of shares of Class A is not an expense of Class A and has no effect on the net asset value of shares of Class A. The Distributor may allow the selling broker, dealer or financial intermediary to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the Securities Act of 1933, as amended.


        The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain brokers, dealers or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


        You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

The section regarding investment performance relating to Class A shares (pages 19-21) is revised to read as follows:


THE ADVISER'S INVESTMENT PERFORMANCE

The Funds commenced operations on January 2, 1997. The total returns for Class A of the Funds for the period from January 2, 1997 to June 30, 1997 assuming the maximum initial sales charge were 3.04%, 1.28% and 1.8% for Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively. The total returns for Class A of the Funds for that period with no initial sales charge were 8.5%, 6.65%, and 3.41% for Equity Fund, Asset Allocation Fund, and Fixed Income Fund respectively.

        The total returns for Class A of the Funds for the period from January 2, 1997 to September 30, 1997 assuming the maximum initial sales charge were 23.65%, 15.35% and 1.33% for Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively. The total returns for Class A of the Funds for that period with no initial sales charge were 30.20%, 21.46% and 6.71% for Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

        The Equity Fund, Asset Allocation Fund and Fixed Income Fund are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

        Below you will find information about the performance of the CST Funds. Although the Funds offered by this Prospectus have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.

        The investment characteristics of each Fund will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

        The Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.

         The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of September 30, 1997.



Fund                             Corresponding CST Fund
----                             (Inception Date and Asset Size)
                                 -------------------------------

Equity Fund                      Common Stock Portfolio (November 20, 1991)

                                 $225,244,341

Asset Allocation Fund            Asset Allocation Portfolio (November 20, 1991)

                                 $25,746,193

Fixed Income Fund                Corporate Bond Portfolio (May 1, 1993)

                                 $20,159,512

         The following two tables show the average annualized total returns for the CST Funds for the one, three and five year periods ended September 30, 1997 and for the periods from inception of the CST Funds to September 30, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. The first table reflects a deduction for the maximum applicable sales charges, while the second table reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES AND THE MAXIMUM INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES.


CST Fund                    1 Year     3 Years       5 Years     Since Inception
                            ------     -------       -------     ---------------


Common Stock Portfolio       32.66%      33.49%        31.98%      22.79%

Asset Allocation             22.40%      24.03%        19.07%      16.36%
Portfolio

Corporate Bond Portfolio     5.30%       8.52%          N/A       6.19%


ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES WITH NO INITIAL SALES CHARGE.1/

CST Fund
                           1 Year     3 Years       5 Years      Since Inception
                           ------     -------       -------      ---------------

Common Stock Portfolio     39.66%      35.78%        33.34%       23.87%

Asset Allocation           28.82%      26.18%        20.30%       17.38%
Portfolio

Corporate Bond Portfolio   10.84%      10.40%        N/A           7.44%

-----------------


1/ Certain persons may purchase Class A shares that are not subject to the Class A initial sales charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A shares subject to less than the maximum initial sales charge.


        Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.


        The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.


        The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the 1, 5 and 10 year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

        Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.